UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2022
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b) PRA Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 9, 2022, during which the Company’s stockholders voted as follows on the matters set forth below:

1.Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2023 Annual Meeting or until their successors are duly elected and qualified based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Vikram A. Atal	37,282,814	34,201	7,753	587,433
Danielle M. Brown	36,350,220	966,715	7,633	587,433
Marjorie M. Connelly	37,292,582	24,598	7,388	587,433
John H. Fain	35,995,777	1,321,028	7,763	587,433
Steven D. Fredrickson	35,994,219	1,323,096	7,253	587,433
James A. Nussle	35,899,086	1,417,899	7,583	587,433
Brett L. Paschke	35,995,382	1,321,634	7,552	587,433
Kevin P. Stevenson	37,117,132	199,673	7,763	587,433
Scott M. Tabakin	34,376,281	2,940,495	7,792	587,433
Peggy P. Turner	36,077,622	1,239,368	7,578	587,433
Lance L. Weaver	35,985,714	1,331,101	7,753	587,433

2.Ratification of the Appointment of Ernst & Young LLP. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, based upon the following votes:

For	Against	Abstain
37,824,233	80,361	7,407

3.Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Vote
35,108,768	2,002,800	212,998	587,435

4. 2022 Omnibus Incentive Plan. The Company’s stockholders approved the Company’s 2022 Omnibus Incentive Plan based upon the following votes:

For	Against	Abstain	Broker Non-Vote
34,219,354	2,912,952	192,262	587,433

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 10, 2022	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer